Deferred Credits	12 Months Ended
Aug. 31, 2018
Deferred Credits [Abstract]
Deferred Credits

16. DEFERRED CREDITS

	2018	2017
	$	$
IRU prepayments	411	423
Equipment revenue	29	44
Connection fee and installation revenue	18	20
Deposit on future fibre sale	2	2
Other	–	1
	460	490

Amortization of deferred credits for 2018 amounted to $55  (2017 - $79) and was recorded in the accounts as described below.

IRU agreements are in place for periods ranging from 21 to 60 years and are being amortized to income over the agreement periods. Amortization in respect of the IRU agreements for 2018 amounted to $13  (2017 - $13) and was recorded as other amortization. Amortization of equipment revenue for 2018 amounted to $29  (2017 - $52), of which $nil  (2017 - $14) is included in the results for discontinued operations. Amortization of connection fee and installation revenue for 2018 amounted to $13  (2017 - $14) and was recorded as revenue.